SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549


                               ____________

                                 FORM 8-K

                              CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15 (d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 30, 1996



                      CHEMICAL FINANCIAL CORPORATION
          (Exact Name of Registrant as Specified in its Charter)


                                 MICHIGAN
                              (State or Other
                      Jurisdiction of Incorporation)

                  0-8185                         38-2022454
                (Commission                    (IRS Employer
                File Number)                 Identification No.)


            333 E. MAIN STREET
             MIDLAND, MICHIGAN                    48640
 (Address of Principal Executive Offices)       (Zip Code)


                              (517) 839-5350
           (Registrant's Telephone Number, Including Area Code)










ITEM 5.   OTHER EVENTS.

Unaudited Results of Operations for One Month Ended June 30, 1996.

To provide a period that Chemical Financial Corporation can use to demonstrate that the risk sharing requirements for pooling-of-interests accounting treatment (as required by the Securities and Exchange Commission's Codification of Financial Reporting Policies, Section 201.01) are satisfied, stated below are the combined condensed unaudited results of operations of Chemical Financial Corporation for the one (1) month ended June 30, 1996, which covers at least thirty (30) days of post merger operations after the merger of State Savings Bancorp, Inc. with and into Chemical Financial Corporation.

                                                              ONE MONTH ENDED
     (In thousands, except per share information)              JUNE 30, 1996
INTEREST INCOME:
Interest and fees on loans                                        $5,578
Interest on investment securities                                  3,384
Interest on federal funds sold                                       355

     Total interest income                                         9,317

INTEREST EXPENSE:
Interest on deposits                                               3,626
Interest on short-term borrowings                                     81
Interest on long-term debt                                            54

     Total interest expense                                        3,761

NET INTEREST INCOME                                                5,556
Provision for possible loan losses                                    85

NET INTEREST INCOME AFTER PROVISION FOR
   POSSIBLE LOAN LOSSES                                            5,471
OTHER INCOME                                                         996
OPERATING EXPENSES                                                 3,928

INCOME BEFORE INCOME TAXES                                         2,539
Income taxes                                                         837

NET INCOME                                                        $1,702

NET INCOME PER COMMON SHARE:
 Primary                                                          $  .17
 Fully Diluted                                                    $  .17

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NOTE:     The above operating results for the one month period ended June
30, 1996 are not necessarily indicative of the results that may be expected for the year ending December 31, 1996.
















































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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CHEMICAL FINANCIAL CORPORATION



Dated:  July 15, 1996                   By: /S/  LORI A. GWIZDALA
                                            Lori A. Gwizdala
                                            Chief Financial Officer
                                            (Principal Financial Officer)




































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